SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) : May 1, 2003


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York                11801
   One MetroTech Center, Brooklyn, New York                    11201
      (Address of Principal Executive Offices)               (Zip Code)

                                 (516) 755-6650
                               (Hicksville) (718)
                               403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and cost of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which the we develop unregulated business ventures; as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports filed by us with the Securities and Exchange Commission.


Item 7.    Financial Statement, Pro Forma Financial Information and Exhibits.
           -----------------------------------------------------------------

           (c) Exhibits.

                     (1) Press Release of the KeySpan Corporation ("the Company") dated May 1, 2003.

                     (2)       Script of Earnings Conference Call

Item 9.              Regulation FD Disclosure.
                     -------------------------

The information set forth in this Item 9 and Exhibit 99.1 hereto is also intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release Nos. 34-47583 and 33-8216. Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 1, 2003, the Company issued a press release concerning, among other things, its financial results for the quarter ended March 31, 2003. The Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company will also host an earnings conference call at 2:30 p.m. EDT on May 1, 2003 to discuss the financial results for the first quarter. The script of the earnings conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 12.             Results of Operations and Financial Condition.
                     ----------------------------------------------

The information in this Current Report on Form 8-K, including exhibit 99.1 and 99.2, is being furnished, not filed, under Item 9 to satisfy the requirements of
Item 12 "Results of Operations and Financial Condition" in accordance with SEC Release Nos. 34-47583 and 33-8216.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEYSPAN CORPORATION



Dated: May 1, 2003                      By:    /s/Gerald Luterman
                                               -------------------
                                        Name:  Gerald Luterman
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.               Exhibit                                       Page
-----------               -------                                       ----

      99.1                Press Release dated May1, 2003                 6


      99.2                Script of Earnings Conference Call            11